* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT 10.19


                            SHARE PURCHASE AGREEMENT
                                     BETWEEN
                           QUICKLOGIC CORPORATION AND
                            TOWER SEMICONDUCTOR LTD.


      AGREEMENT (this "Agreement"), dated as of December 11, 2000, by and between QuickLogic Corporation ("QuickLogic") and Tower Semiconductor Ltd. (the "Company").

                                    RECITALS

      WHEREAS on July 4, 2000, SanDisk Corporation ("SanDisk") and the Company entered into a Share Purchase Agreement in the form attached as Attachment 1 hereto (as amended by that certain Side Letter Agreement dated August 29, 2000 also attached in Attachment 1 hereto, the "SPA") and an Additional Purchase Obligation Agreement in the form attached as Attachment 2 hereto (the "APOA"), and agreed to enter into an Escrow Agreement (the "Escrow Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") in substantially the same form as Exhibits C and E to the SPA, all upon the terms and conditions detailed therein (collectively, the "SD Transaction Agreements"); and

      WHEREAS QuickLogic desires to purchase and the Company desires to issue and sell to QuickLogic Ordinary Shares of the Company (the "Shares") pursuant to substantially the same terms and conditions as set forth in the SD Transaction Agreements except as expressly set forth herein.

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

1. Capitalized terms used and not defined herein shall have the meanings set forth in the SD Transaction Agreements.

2. There is hereby incorporated into this Agreement all of the terms and conditions of the SD Transaction Agreements (other than the Escrow Agreement), as if each is set forth in full herein, but such incorporation herein by reference is subject to the following:

      (a) Each reference in such SD Transaction Agreements to SanDisk Corporation, "Buyer", "S" and "Holder" will refer to QuickLogic and not to SanDisk Corporation except as expressly set forth below.

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      (b) Effectiveness of same shall be upon the date hereof (and references therein to the "date hereof" shall mean the date of this Agreement), notwithstanding anything to the contrary set forth therein.

      (c) The definition of "Shares" in the Recitals of the SPA shall reflect that 288,850 Shares are being initially purchased by QuickLogic.

      (d) The term "Buyer" referenced in Section 1 of the SPA under the definition of "Steering Committee", in the first sentence of Section 5.6.3 of the SPA, and in Sections 5.6.4 and 7.17, the last sentence of Section 7.2.2, and in Sections 11.2, 11.3 and 11.4 of the SPA shall mean and refer to SanDisk or any of its permitted assignees, and shall not mean or refer to QuickLogic or provide rights to QuickLogic.

      (e) The "purchase price" for the Shares to be purchased by QuickLogic as referenced in Section 2.2 of the SPA shall be $23.08 per share representing an aggregate purchase price of $6,666,666. All references to the Escrow Agreement in the SPA and all references to interest on escrowed funds in the SPA are deemed deleted; the Purchase Price payable under Sections 2.1/2.2 will be paid in immediately available funds at the Closing.

      (f) QuickLogic will have no obligation to enter into or deliver at the Closing the Shareholders Agreement referred to in Section 2.4 of the SPA. The following parenthetical in Section 2.4 of the SPA shall be deleted: "subject, in relation to the issuance of the Shares and the Additional Purchase Obligation Shares, to Company shareholder approval pursuant to a general meeting of the Company."

      (g) From the date of this Agreement and until the end of three years from the initial sale of Shares to QuickLogic as contemplated hereunder (the "Restricted Period") neither QuickLogic nor any of its Permitted Transferees shall sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way (hereinafter referred to as "Transfer"), all or any part of or any interest in the Equity Securities now or hereafter owned or held by QuickLogic or such Permitted Transferees except to a Permitted Transferee. For the purposes hereof, a "Permitted Transferee" is any entity at least the majority of the voting rights in which is held by the transferring shareholder, provided that (i) such entity is or becomes a party to this Agreement and agrees in writing to be bound by all of the provisions of this Agreement, and (ii) such transferring shareholder shall not be relieved of its obligations hereunder.

      (h) QuickLogic acknowledges the supplemental disclosures attached hereto as Attachment 4, which are responsive to, and qualify, the representations and warranties set forth in Section 3 of the SPA.

      (i) The reference to the Non-Disclosure Agreement in Section 5.1 of the SPA will instead refer to that certain Nondisclosure Agreement dated as of August 1, 2000.

      (j)   Section 5.7 of the SPA is hereby deleted.

      (k)   Section 5.11 of the SPA is hereby deleted.

      (l) Satisfaction of the condition to Closing set forth in Section 7.3 shall be determined exclusively by SanDisk or its permitted assignees.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      (m)   "Indemnifying party" in the second line from the bottom of Section
10.6.1 of the SPA shall be replaced by "indemnified party".

      (n)   All but the first sentence of Section 11.5 of the SPA is deleted.
Section 11.7 of the SPA is deleted.

      (o) In the first sentence of Section 12.1 of the SPA, the cap on reimbursement of Buyer legal fees is limited to US$10,000.

      (p) The first parenthetical of Section 12.8 of the SPA is replaced with the following: "(including any term sheet between Buyer and the Company and all drafts hereof and thereof)".

      (q) The amount of "Shares" referenced in the Recitals of the APOA shall be adjusted to reflect the transactions contemplated hereby and described herein. References in the Recitals of the APOA to the Share Purchase Agreement and in the APOA generally shall refer to this Agreement (or the SPA as the context may require) and to the Foundry Agreement shall refer to the Foundry Agreement attached hereto as Attachment 3.

      (r)   The amount of "A Additional Purchase Obligations" referenced in
Section 2.1.1 of the APOA and which are to be issued and delivered to QuickLogic as provided therein shall be 611,150 Ordinary Shares. Each Series A Additional Purchase Obligation referenced in Section 2.2 of the APOA shall contain Additional Purchase Obligations to purchase up to an aggregate of 122,230 Ordinary Shares of the Company. The "Exercise Price" for the Additional Purchase Obligations to be purchased by QuickLogic pursuant to the APOA shall be $30 per additional purchase obligation.

      (s) Sections 2.1.2, 2.1.3 and 3.2.2 of the APOA and all references to the "B Additional Purchase Obligations" in the APOA shall be deleted and shall not be applicable to QuickLogic.

      (t)   The following sentence shall be appended to Section 5.1.5 of the
APOA: "QuickLogic shall have no obligation to exercise the Series A-5 Additional Purchase Obligation unless and until, in addition to the requirements set forth above in this Section 5.1.5, QuickLogic receives written notice from the Company signed by the two Co-CEOs or the CEO, as the case may be, and the Chairman of the Board of the Company certifying that Fab 2 has produced and is able to produce wafers pursuant to the 0.18 micron CMOS process described in Section 7of the Share Purchase Agreement Between QuickLogic Corp. and Tower Semiconductor Ltd. dated as of December 11, 2000."

3. It is the intent of the parties that the Registration Rights Agreement will be amended in its entirety in order to provide registration and other rights set forth therein as to which SanDisk, QuickLogic and other purchasers of Ordinary Shares in the Company will share, under a single agreement, on a pari passu basis, superseding Section 2.5.1.5 of the SPA. QuickLogic agrees to cooperate in executing such an amendment.

4.    The addresses for notices to be sent to QuickLogic pursuant to Sections
12.4 of the SPA and 8.4 of the APOA, shall be as follows:

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      QuickLogic Corporation
      Attn: President and CEO
      Tel:
      Fax:

5. Concurrent with the execution of this Agreement, the parties shall execute and enter into the Foundry Agreement in the form of Attachment 3 hereto. All references in the SPA to the Foundry Agreement will mean and refer to the Foundry Agreement in the form of Attachment 3 hereto.

6. Concurrent with the execution of this Agreement, QuickLogic shall execute the OCS Undertaking attached hereto.

7. The Company hereby agrees to commence, jointly with QuickLogic, the development of QuickLogic amorphous silicon antifuse technology in its pilot line no later than September 30, 2001, and expects to complete the development and provide in its pilot line no later than December 31, 2001, the technological capabilities, processes, and means to fulfill QuickLogic's anticipated prototype manufacturing requirements contemplated by this Agreement and the Foundry Agreement. Further, in Fab 2, the Company will offer to QuickLogic a version of the 0.18 micron CMOS process that is as fast as the competing * process offered by *. This equivalence shall be demonstrated by SPICE modeling the speed of "* input nand, a * input nor, and an inverter at typical Vdd" according to the following constraints:

      (a)   * nominal * SPICE models shall be used.

      (b) The Company shall supply nominal, theoretically-based SPICE models for the objective process to be used in this comparison.

In addition, this version of the 0.18 micron process shall be delivered in accordance with the following milestones:

      (a) The theoretically derived SPICE models (equivalent functionality to the Company's standard 0.18 um process) available no later than ten (10) weeks after the Closing of Escrow (as defined in the SPA).

      (b) Equivalent (theoretically modified) library support available within eight (8) weeks of the library availability for the standard 0.18 um process (availability includes all phases of library access).

The Company and QuickLogic shall cooperate in having Toshiba establish this version of the 0.18 micron process at its facilities, or have Toshiba manufacture for the Company fast corner lots that would yield similar characteristics. Based on that the Company expects to be able to supply silicon based characterized libraries nine (9) months from the Closing of Escrow.

8. To the extent the terms of this Agreement conflict with or contradict the terms of the Foundry Agreement or any of the SD Transaction Documents incorporated herein by reference, the terms of this Agreement shall govern.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9. Neither party may assign any of its rights under this Agreement, the Foundry Agreement or any of the SD Transaction Agreements without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however that QuickLogic may assign any of its rights under this Agreement to any wholly owned Subsidiary of QuickLogic. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

10.   This Agreement may be executed in one or more counterparts.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                          Tower Semiconductor Ltd.
                                          By: _________________________________
                                              Name:
                                              Title:


                                          QuickLogic Corporation
                                          By: _________________________________
                                              Name: E. Thomas Hart
                                              Title: President and CEO










________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                            SHARE PURCHASE AGREEMENT


      This Share Purchase Agreement ("Agreement") is made as of July 4, 2000, by SanDisk Corporation, a Delaware corporation ("Buyer"), and Tower Semiconductor Ltd., an Israeli corporation (the "Company").


                                    RECITALS

      The Company desires to sell, and Buyer desires to purchase, an interest in the Company through the acquisition of 866,551 ordinary shares, par value NIS1.00 each (the "Shares") of the Company and through the issuance and delivery of Additional Purchase Obligations for the purchase by Buyer of additional Ordinary Shares of the Company, on the terms and subject to the conditions set forth in this Agreement and in the Additional Purchase Obligation Agreement in the form of Exhibit B hereto.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1.    DEFINITIONS.

            For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

            "Additional Financings" - as defined in Section 3.5.

            "Additional Financing Plan" - a detailed written plan, approved by the Board and detailing, among other things, the significant financial terms and timetable under which the Company will obtain the financings listed in Section
7.6 hereto, all as set forth in Section 10 to the Business Plan.

            "Ancillary Agreements" - as defined in Section 3.2.4.

            "Applicable Contract" - any Contract (a) under which the Company or any Subsidiary has or may acquire any rights, (b) under which the Company or any Subsidiary has or may become subject to any obligation or liability, or (c) by which the Company or any Subsidiary or any of the assets owned or used by them is or may become bound.

            "Assets" - as defined in Section 3.6.

            "Balance Sheet" - as defined in Section 3.4.2.

            "Business Plan" - means the Business Plan, dated July 4, 2000, of the Company with respect to the proposed construction, deployment and operation by the Company of Fab 2.

            "Buyer" - as defined in the first paragraph of this Agreement.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

            "Closing" - as defined in Section 2.3.

            "Closing Date" - the date and time as of which the Closing actually takes place.

            "Company" - as defined in the first paragraph of this Agreement.

            "Consent" - any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

            "Contemplated Transactions" - all of the transactions contemplated by this Agreement, the Transaction Documents and the Ancillary Agreements.

            "Contract" - any agreement, contract, obligation, promise, or undertaking whether oral or written that is legally binding.

            "Damages" - as defined in Section 10.2.

            "Encumbrance" - any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

            "Escrow Agreement" - as defined in Section 2.4.

            "Escrow Agent" - as defined in the Escrow Agreement.

            "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and any rules or regulations issued pursuant to that Act or any successor law.

            "Excluded Securities" means Ordinary Shares or options to purchase Ordinary Shares issued to bona fide employees, directors or consultants of the Company or any Subsidiary thereof.

            "Fab 2" - The Company's new Fab project to be constructed in Migdal Haemek in Israel, all as further set forth in the Business Plan.

            "Facilities" - any real property, leaseholds, or other interests currently owned or operated by the Company and any buildings, plants, structures, or equipment currently owned or operated by the Company.

            "GAAP" - generally accepted Israel accounting principles, applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.4 were prepared.

            "Governmental Authorization" - any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

            "Governmental Body" - any U.S. or Israeli federal, state, local, municipal or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal), or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

            "Intellectual Property Assets" - as defined in Section 3.2.0.

            "Interim Balance Sheet" - as defined in Section 3.4.2.

            "Investment Center" - the Investment Center of the Ministry of Trade and Commerce of the Israeli Government.

            "Knowledge" or "knowledge" - a person will be deemed to have "Knowledge" or "knowledge" of a particular fact or other matter if any individual who is serving as a Named Director or Officer has, or at any time had, knowledge of such fact or other matter.

            "Legal Requirement" - any U.S. or Israeli federal, state, local, municipal, or administrative or other order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

            "Named Officers and Directors" - as defined in Section 3.3.2.

            "OCS" - as defined in Section 3.2.1.

            "Order" - any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

            "Ordinary Course of Business" - an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

            Such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person; and

            Such action is similar in nature and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

            "Ordinary Shares" - the ordinary shares of the Company, par value NIS1.00 per share.

            "Organizational Documents" - (a) the memorandum of association, articles of association, certificate of incorporation and/or the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any amendment to any of the foregoing.

            "Person" - any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

            "Proceeding" - any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

            "Representative" - with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

            "Schedule" - means a schedule comprising part of the disclosure schedule delivered by the Company to Buyer concurrently with the execution and delivery of this Agreement.

            "Securities Act" - the U.S. Securities Act of 1933 as amended, and regulations and rules issued pursuant to that Act or any successor law.

            "Shares" - as defined in the Recitals of this Agreement.

            "Steering Committee" - a committee to be formed immediately upon the signing of this Agreement and dissolved upon the Closing and comprised of three members including one representative of each of the Buyer, TIC and the Company, none of whom needs to be a member of the Board. The Steering Committee shall oversee the development, assessment and implementation, and, if applicable, any modification of the Business Plan as specified in Sections 5.6.5 of this Agreement. The Steering Committee shall not be deemed to be a committee of the Board and its members shall not have a fiduciary duty to the Company. The Steering Committee shall consider, in making decisions pursuant to Sections
5.6.5 and 7.3 hereunder, (a) the construction schedule of Fab 2 as set forth in the Business Plan and any changes thereto, (b) the Additional Financing Plan as set forth in the Business Plan and any failure to comply with the schedule for such financings or changes to the Additional Financing Plan, (c) any significant increase in the cost of Fab 2 beyond that set forth in the Business Plan and (d) the production capacity schedule of Fab 2 as set forth in the Business Plan and any changes thereto.

            "Subsidiary" - any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Company or one or more of its Subsidiaries.

            "Tax Return" - any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination,

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

            "TIC" - The Israel Corporation Ltd.

            "Threatened" - a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if either (a) any demand or statement has been made in writing or any notice has been given in writing or any other event has occurred or any other circumstance exists, that actually leads any Named Officer and Director to believe that such a claim, will be filed or otherwise pursued in the future or (b) any demand or statement has been made orally or any notice has been given orally to the effect that such a claim, proceeding, dispute, action or other matter will be asserted, commenced, taken or otherwise pursued in the future.

            "Transaction Documents" - collectively, the Foundry Agreement, the Additional Purchase Obligation Agreement, the Escrow Agreement (all as defined in Section 2.4), the Shareholders Agreement and the Registration Rights Agreement (as defined in Section 2.5.1.5).

            "Wafer Partner" - a wafer manufacturer that either invests in the equity of the Company and enters into an agreement with the Company providing for a wafer order right or that enters into a wafer manufacturing agreement with the Company on a "take or pay" basis or on a "pre-payment" basis, in each case in accordance with the provisions of Sections 7.6(ii) and 7.7 hereof.

            "Additional Purchase Obligations" - Conditional obligations to purchase Ordinary Shares of the Company issued under the Additional Purchase Obligation Agreement.



            Additional Defined Terms


6K Reports                                        Section 3.4.1    Material Adverse Effect            Section 3.1.1
Additional Incentive Plans                        Section 1.14     Offered Securities                 Section 11.8.1
Additional Purchase Obligation Agreement          Section 2.4      Patents                            Section 3.20.1
Additional Purchase Obligation Shares             Section 2.4      Project Committee                  Section 11.4
Additional Wafer Partner Financing Date           Section 7.6      Pro Rata Share                     Section 11.8.1
Annual Report                                     Section 3.4.1    Purchase Price                     Section 2.2
Articles                                          Section 2.5.1.2  Registration Right Agreement       Section 2.5.1.5
Board                                             Section 2.4      Rights in Mask Works               Section 3.10.1
Copyrights                                        Section 3.20.1   SEC                                Section 3.4.1
Debt Financing Term Sheet                         Section 5.6.4    Shareholders Agreement             Section 2.5.1.5
Environmental Study                               Section 3.5.1    SEC Documents                      Section 3.4.1
Executed Transaction Documents                    Section 3.2.1    Steering Committee                 Section 5.10
Grants                                            Section 3.2.1    Taxes
Indemnified Persons                               Section 10.2     Toshiba Agreement                  Section 3.2.3
Foundry Agreement                                 Section 2.4      Wafer Commitments                  Section 7.7
Marks                                             Section 3.20.1   Wafer Partner Differential         Section 7.6

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        2.      SALE AND TRANSFER OF SHARES; PURCHASE PRICE; CLOSINGS.

                2.1 DELIVERY. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue to the Buyer the Shares, validly authorized, duly issued, fully paid and nonassessable entitled to all rights and privileges assigned to such Shares in this Agreement and in the Articles and free of any Encumbrances (other than arising solely by or through actions of Buyer), in consideration for the release of the Purchase Price (as defined below) from the Escrow Agent to the Company.

                2.2 PURCHASE PRICE. The per share purchase price will be $23.08 (all references herein to "$" are to United States dollars) representing an aggregate purchase price (the "Purchase Price") for the Shares of $20,000,000. Within 14 days of the execution of this Agreement, the Purchase Price will be deposited in escrow pursuant to the terms and conditions of the Escrow Agreement with an escrow agent to be appointed by the parties. At the Closing, subject to the fulfillment or waiver of all closing conditions hereto, the Purchase Price will be released from escrow to the Company all in accordance with the terms and conditions of this Agreement and the Escrow Agreement and all interest accrued with respect to the Purchase Price during the escrow period will be released to the Company.

                2.3 CLOSING. The closing provided for in this Agreement (the "Closing") will take place at the offices of Meitar, Liquornik, Geva & Co. at 16 Abba _______ Silver Road, Ramat Gan, 52506, Israel at 10:00 a.m. (local time) on the date that is seven days following satisfaction of all the conditions specified in Sections 7 and 8, unless the parties otherwise agree, provided that the Closing may not, in any event, take place after January 31, 2001, unless the parties otherwise agree. In the event that the Closing fails to take place by January 31, 2001, or such later date as the parties may agree, or otherwise terminates pursuant to section 9.1, then all interest accrued with respect to the Purchase Price and the Purchase Price shall be retained by Buyer.

                2.4 OTHER AGREEMENTS: COMPANY'S RESOLUTIONS. Concurrently with the execution of this Agreement, (a) the parties hereto are executing and entering into the Foundry Agreement in the form of Exhibit A hereto (the "Foundry Agreement") and the Additional Purchase Obligation Agreement in the form of Exhibit B hereto (the "Additional Purchase Obligation Agreement"), each of which shall provide that they shall only be effective upon the Closing, (b) the Company is delivering to the Buyer certified resolutions of the Company's board of directors (the "Board") authorizing and approving the execution, delivery and performance of the Transaction Documents and the consummation of the Contemplated Transactions, including without limitation, the issuance of the Shares to the Buyer and all shares issuable upon exercise of the Additional Purchase Obligations under the Additional Purchase Obligation Agreement (the "Additional Purchase Obligation Shares") (subject, in relation to the issuance of the Shares and the Additional Purchase Obligation Shares, to Company shareholder approval pursuant to a general meeting of the Company) and (c) the Company is delivering to the Buyer a certificate dated the date hereof signed by the co-Chief Executive Officer of the Company identified in Schedule 7.15 to the effect set forth in Section 7.15. The parties shall enter into the Escrow Agreement in the form of Exhibit C hereto (the "Escrow Agreement") within 14 days of the date hereof. Buyer and TIC will execute and enter into the Shareholders Agreement in the form of Exhibit D hereto (the "Shareholders Agreement") within 14 days of the date hereof.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                2.5     CLOSING OBLIGATIONS. At the Closing:

                        2.5.1   The Company will deliver to Buyer:

                                2.5.1.1 Certified copies of resolutions of the
Company's shareholders relating to, among other things, an increase in the Company's registered share capital and the issuance of the Shares and the Additional Purchase Obligation Shares, and the Board authorizing and approving the Ancillary Agreements and the transactions contemplated therein;

                                2.5.1.2 Certified copies of the Company's
Articles of Association (the "Articles") as amended through the Closing Date;

                                2.5.1.3 A certified duly executed by two
executive officers of the Company in the form set forth in Schedule 2.5.1.3, dated as of the date of the Closing;

                                2.5.1.4 The opinion of Yigal Arnon & Co.,
counsel to the Company, in the form reasonably satisfactory to Buyer and its counsel to be attached hereto as Schedule 2.5.1.4, dated as of the Closing;

                                2.5.1.5 Executed copies of the Registration
Rights Agreement substantially in the form of Exhibit E hereto (the "Registration Rights Agreement"), which shall provide an equal number of Demand Rights (as defined in such agreement) to Buyer and TIC;

                                2.5.1.6 Validly executed certificates
representing the Shares, issued in the name of the Buyer and a certificate of the secretary of the Company confirming that the Shares were registered in the share register of the Company in the name of Buyer,

                                2.5.1.7 Copies of documents evidencing all
Consents and approvals required under Section 7.3 hereof;

                                2.5.1.8 Copies of all the Ancillary Agreements
duly executed and delivered and in accordance with Section 7 hereof;

                                2.5.1.9 The written consent of the OCS and the
Investment Center to the execution of this Agreement and the issuance of the Shares to the Buyer.

                                2.5.1.10 The certificate required to be
delivered under Section 7.15 hereof.

                        2.5.2   Buyer will deliver to the Company:

                                2.5.2.1 A copy of a letter from Buyer to the
Escrow Agent irrevocably authorizing the release of the Purchase Price to the account of the Company pursuant to the terms of the Escrow Agreement;

                                2.5.2.2 A certificate duly executed by two
executive officers of Buyer in the form set forth in Schedule 2.5.2.2, dated as of the date of the Closing;

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                2.5.2.3 Executed copies of the Shareholders
Agreement and the Registration Rights Agreement.

        3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                The Company hereby represents and warrants to Buyer as of the date hereof and as of the Closing and as otherwise provided in the Additional Purchase Obligation Agreement as follows:

                3.1     ORGANIZATION AND GOOD STANDING.

                        3.1.1 The Company and each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted and as currently approved by the Board to be conducted in the future and to own or use its properties and assets. The company has all requisite corporate power to perform all its obligations under Applicable Contracts including, but not limited to, the Ancillary Agreements, subject, with respect to the issuance of the Shares and the Additional Purchase Obligation Shares, to receipt of the shareholder resolutions referred to in Section 2.5.1.1. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it or proposed to be conducted by it, requires such qualification, unless such non-qualifications would not have a material adverse affect on the business, financial conditions, assets, operations and prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). Schedule
3.1 contains a complete and accurate list for the Company and each Subsidiary of its name, its jurisdiction of incorporation, other jurisdictions in which it is authorized to do business, and its capitalization, including (i) in connection with each Subsidiary, the identity of each Shareholder and the number of shares held by each shareholder, and (ii) in connection with the Company, the identity of each shareholder who to the knowledge of the Company holds more than 5% of the issued and outstanding share capital of the Company and the number of shares of the Company held by each such shareholders. Also enclosed in Schedule 3.1 is a copy of the list of shareholders maintained by the Company's transfer agent as of a date within 5 days prior to the date hereof.

                        3.1.2 The Company has delivered to Buyer copies of (i) the Organizational Documents of the Company and each Subsidiary, as currently in effect, and (ii) minutes of all meetings of the directors and shareholders of the Company and each Subsidiary held since January 1, 1995 and all resolutions passed by the directors or shareholders since January 1, 1995.

                3.2     AUTHORITY; NO CONFLICT; CONSENTS AND APPROVALS.

                        3.2.1 Each of this Agreement, the Additional Purchase Obligation Agreement, the Additional Purchase Obligations, the Escrow Agreement and the Foundry Agreement (the "Executed Transaction Documents") has been duly authorized, executed and delivered by the Company (subject, with respect to the increase in the Company's registered share capital and issuance of the Shares and the Additional Purchase Obligation Shares, to receipt of shareholder approval by Closing) and, assuming the due execution and delivery hereof and thereof

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by Buyer, constitutes the legal, valid, and binding obligation for the Company, enforceable against the Company in accordance with its terms. Upon the execution and delivery by the Company of the Transaction Documents and the other Ancillary Agreements (where applicable), and assuming the due execution and delivery thereof by the other parties thereto, the Transaction Documents and the other Ancillary Agreements (where applicable) will constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Company has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Transaction Documents and the other Ancillary Agreements (where applicable) and to perform its obligations under this Agreement, the Transaction Documents and the other Ancillary Agreements (where applicable) (subject, with respect to the issuance of the Shares and the Additional Purchase Obligation Shares, to receipt of Company shareholder approval by Closing) and has taken all corporate action necessary to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder.

                        3.2.2 Except as set forth in Schedule 3.2, neither the execution and delivery of this Agreement, any of the Transaction Documents or any of the other Ancillary documents nor the consummation or performance of any of the foregoing is or will, directly or indirectly (with or without notice or lapse of time):

                                3.2.2.1 contravene, conflict with, or result in
a violation of (A) any provision of the Organizational Documents of the Company or any Subsidiary, or (B) any resolution adopted by the board of directors or the shareholders of the Company or any Subsidiary; or

                                3.2.2.2 contravene, conflict with, or result in
a violation of, or give any Governmental Body or other Person the right to challenge or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company or any Subsidiary, or any of the assets owned or used by the Company or any Subsidiary, may be subject, the breach of or default under which could have a Material Adverse Effect or could materially adversely affect the consummation of the Contemplated Transactions; or

                                3.2.2.3 contravene, conflict with, or result in
a violation of any of the terms of requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify any Governmental Authorization that is held by the Company or any Subsidiary or that otherwise relates to the business of, or any of the assets owned or used by, the Company or any Subsidiary, the effect of which would have a Material Adverse Effect or materially adversely affect the consummation of the Contemplated Transactions; or

                                3.2.2.4 contravene, conflict with, or result in
a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract, the effect of which could have a Material Adverse Effect or materially adversely affect the consummation of the Contemplated Transactions; or

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                3.2.2.5 result in the imposition or creation of
any Encumbrance upon or with respect to any of the Asset owned or used by the Company or any Subsidiary, the effect of which could have a Material Adverse Effect or materially adversely affect the consummation of the Contemplated Transactions.

                        3.2.3 Except as set forth in Schedule 3.2.3, no notice to, filing with or Consent from any Person or Governmental Body is or will be required to be made or obtained in connection with the execution and delivery of
(i) this Agreement, (ii) the Transaction Documents, (iii) the Technology License Agreement, effective April 7, 2000 between the Company and Toshiba Corporation (the "Toshiba Agreement") and (iv) the Additional Incentive Plans (as defined in
Section 7.14) or the consummation or performance of any of the transactions contemplated hereby or thereby.

                        3.2.4 To the best knowledge of the Company and based on the Company's investigation as of the date hereof, except as set forth in
Section 5.2 to the Business Plan and Schedule 3.2.3 no notice to, filing with or Consent from any Person or Governmental Body is or will be required to be made or obtained in connection with (a) the construction, deployment and operation of Fab 2 in accordance with the Business Plan, (b) the implementation of the Additional Financing Plan (as defined), provided that the representation made in this clause (b) is given to the actual Knowledge of the Company on the date hereof in respect of equity financings to be provided by Wafer Partners, and (c) the execution, delivery and performance of the agreements entered into or to be entered into by the Company in connection therewith (such agreements, together with the agreements referred to in clauses (i)-(iv) of Section 3.2.3, the "Ancillary Agreements"), other than, in respect of each of the foregoing clauses, notices, filings or Consents, the failure of which to be made or obtained would not, individually or in the aggregate have a material adverse affect on the construction and operation of Fab 2.

                3.3     CAPITALIZATIONS; ISSUANCE OF SHARES; OFFICERS AND
                        DIRECTORS.

                        3.3.1 The authorized share capital of the Company, immediately prior to the Closing, including the proposed increase in share capital referred to in Section 2.4, will consist of 70,000,000 Ordinary Shares, of which 12,207,007 shares are issued and outstanding and 1,784,804 are reserved for issuance of outstanding options to employees, officers and directors and 1,615,500 are reserved for future grants of options to employees, officers and directors. All of the outstanding Ordinary Shares have been duly authorized and validly issued and are fully paid and nonassessable. Schedule 3.3 sets forth the list of the Company's shareholders of record as maintained by the transfer agent and a list of all the options outstanding, the vesting schedules of such options and the exercise prices thereof. Except as set forth in Schedule 3.3, there are no Contracts relating to the issuance, or to the Knowledge of the Company, sale, transfer, or Encumbrance (other than arising solely by or through actions of Buyer) of any equity securities or securities convertible or exchangeable into equity securities or securities convertible or exchangeable into equity securities of the Company. When the Shares shall have been issued and delivered to Buyer as part of the Closing, such Shares will: (i) have been duly authorized for issuance by the Company's Board, (ii) upon delivery of the consideration therefor in accordance with the terms of this Agreement and the Escrow Agreement, be duly and validly issued, fully paid and nonassessable and (iii) be free and clear of any Encumbrances, and not the subject of any preemptive or other participation rights.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                        3.3.2 The Company's and its Subsidiaries current officers and directors are those persons whose names are set forth in Schedule
3.3.2 (the "Named Officers and Directors").

                        3.3.3 Neither the Company nor any Subsidiary has any agreement, obligation or commitment with respect to the election of any Person to the Company's Board and/or any Subsidiary's board of directors and to the actual knowledge of the Company, there is no voting agreement or other arrangement among the Company's shareholders or the Subsidiaries' shareholders, and there are no agreements or arrangements between any Person which affects or relates to the voting or giving written consents with respect to the Company's or any Subsidiaries' securities including with respect to the nomination of a director and/or officer of the Company and/or the Subsidiary.

                        3.3.4 There are no agreements, commitments and understandings, whether written or oral, with respect to any compensation to be provided by the Company and/or the Subsidiary to any of the Named Officers and Directors, and, to the best knowledge of the Company, to be provided by any third party to any of the Named Officers and Directors, except as set forth in
Schedule 3.3.4.

                        3.3.5 Except as set forth in Schedule 3.3.5(a) and in the Registration Rights Agreement to be entered into hereunder, the Company is not under any obligation to register for trading on any securities exchange any of its currently outstanding securities or any of its securities which may hereafter be issued. Since its incorporation there has been no declaration or payment by the Company of dividends, or any distribution by the Company of any assets of any kind to any of its shareholders in redemption of or as the purchase price for any of the Company's securities except as set forth in
Schedule 3.3.5(b).

                3.4     SEC DOCUMENTS; FINANCIAL STATEMENTS.

                        3.4.1 The Company has furnished to Buyer copies of the Company's Annual Report on Form 20-F for the year ended December 31, 1999 (the "Annual Report") as filed with the U.S. Securities and Exchange Commission ("SEC") on March 20, 2000. The Company represents and warrants to Buyer that:
(i) the Annual Report has been duly filed with the SEC, and when filed was in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC applicable to such Annual Report; and
(ii) the Annual Report was complete and correct in all material respects as of its date and, as of its date, did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has provided the Buyer with a copy of each document submitted to the SEC on Form 6-K since January 1, 1999 (the "6K Reports" and together with the Annual Report, the "SEC Documents"). The Company represents and warrants to Buyer that: (i) the 6K Reports have been duly submitted to the SEC, and when submitted were in compliance in all material respects with the requirements of the Exchange Act and the rules and such regulations of the SEC applicable to such 6K Reports; and
(ii) the 6K Reports were complete and correct in all material respects as of their respective dates and, as of such dates, did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

they were made, not misleading. The Company represents that it has filed all the reports that the Company was required to file with the SEC since January 1, 1998, according to the requirements of the Exchange Act.

                        3.4.2 The Company has delivered to Buyer: (a) audited consolidated balance sheets of the Company as at December 31 in each of the years 1998 through 1999 (the December 31, 1999 balance sheet being hereinafter referred to as the "Balance Sheet") and the related audited consolidated statements of income, changes in shareholders' equity, and cash flow for each of the fiscal years then ended, together with the report thereon of Brightman Almagor, independent certified public accountants, and (b) an unaudited consolidated balance sheet of the Company as at March 31, 2000 (the "Interim Balance Sheet") and the related unaudited consolidated statements of income, changes in shareholders' equity, and cash flow for the three months then ended, including in each case the notes thereto. Such financial statements and notes fairly present the financial condition and the results of operations, changes in shareholders' equity, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse); the financial statements referred to in this
Section 3.4.2 reflect the consistent application of such accounting principles throughout the periods involved.

                3.5     BUSINESS PLAN; ADDITIONAL FINANCING PLAN.

                        True and correct copies of the Business Plan and of the Environmental Study submitted to the District Zoning Authority (the "Environmental Study") are attached hereto as Schedule 3.5. The Company has conducted reasonable research and surveys in preparing the Business Plan and the Environmental Study and consulted with reputable experts in the field as is reasonably appropriate in these circumstances. The Company believes that the opinions, assumptions and timetables contained in the Business Plan (including both the alternate case assumptions and the base assumptions, as defined therein, and without giving effect to any risk factors included therein) and in the Environmental Study are reasonable. The financial, business and other projections set out in the Business Plan (including both the alternate case assumptions and the base assumptions, as defined therein, and without giving effect to any risk factors included therein) have been reasonably prepared with due diligence, care and consideration. To the Company's knowledge, each of the Business Plan and the Environmental Study is complete and correct in all material respects and does not contain any untrue statement of material fact. To the best of the Company's knowledge, after conducting reasonable research and surveys as is reasonably appropriate in these circumstances and after consulting with reputable experts in the field, the financings contemplated in Section 7.6 hereto (the "Additional Financings") together with the Purchase Price and the proceeds to be paid to the Company upon exercise of the Additional Purchase Obligations, will be sufficient to complete the construction, deployment and operation of Fab 2 in accordance with the Business Plan according to the base scenario under which management of the Company currently contemplates implementing the Business Plan. There are no other facts or matters of which the Company is aware which could render any such opinions, assumptions, timetables or projections materially misleading; provided, however, that no assurance can be or is given that any of the forecast projections will be attained or that the assumptions contained therein will not change.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                3.6 TITLE TO PROPERTIES; ENCUMBRANCES. Except as set forth in Schedule 3.6, the Company and its Subsidiaries have good and marketable title, free and clear of all Encumbrances (other than Encumbrances for current Taxes not yet due and minor Encumbrances, if any, which in the aggregate do not materially detract from the value of the Assets (as hereinafter defined) or materially impair the conduct of business of the Company as currently conducted and as currently approved by the Board to be conducted in the future), to all of the assets, real property, interests in real property, rights, franchises, patents, trademarks, copyrights, mask works, trademarks, trade names, licenses and properties tangible or intangible, real or personal, wherever located which are used in the conduct of the business conducted and as currently approved by the Board to be conducted in the future by the Company (the "Assets"), other than property that is leased or licensed. Except as set forth in Schedule 3.6, the Company has valid and enforceable leases or licenses, as the case may be, with respect to the Assets consisting of property that is leased or licensed, under which there exists no default, event of default or event which, with notice or lapse of time or both, would constitute a default, except for such defaults which could not have a Material Adverse Effect. Except as set forth on
Schedule 3.6, with respect to real property owned or leased by the Company or any Subsidiary, there are not any rights of way, building use restrictions exceptions, variances, reservations, or limitations of any nature which materially impair or could reasonably be expected to materially impair the business of the Company as conducted and as currently approved by the Board to be conducted in the future, other than such which would not have a Material Adverse Effect. All buildings, plants, and structures owned or leased by the Company or any Subsidiary do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person in a material manner.

                3.7 CONDITION AND SUFFICIENCY OF ASSETS. The buildings, plants, structures, and equipment of the Company and its Subsidiaries are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Except as set forth in Schedule 3.7, the building, plants, structures and equipment of the Company and its Subsidiaries are sufficient for the continued conduct of the Company's businesses after the Closing in substantially the same manner as conducted prior to the Closing.

                3.8 CUSTOMERS AND SUPPLIERS. Since January 1, 2000, there has not been any adverse change in the business relationship of the Company with any material customer or material supplier of the Company.

                3.9 INVENTORY. Inventories of raw materials, work in progress and finished goods of the Company and its Subsidiaries are in good condition and of a quality useable and saleable in the Ordinary Course of Business or have had appropriate financial reserves established.

                3.10    NO UNDISCLOSED LIABILITIES. Except as set forth in
Schedule 3.10, neither the Company nor any Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet or the Interim Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                3.11    TAXES.

                        3.11.1 The Company and each Subsidiary has filed or caused to be filed (on a timely basis since January 1, 1994) all Tax Returns that are or were required to be filed by or with respect to it, pursuant to applicable Legal Requirements. The Company and each Subsidiary has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by the Company, except such Taxes, if any, as are listed in Schedule
3.11 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Balance Sheet and the Interim Balance Sheet.

                        3.11.2 Except as set forth in Schedule 3.11.2, the relevant state tax authorities have audited all such Tax Returns or such Tax Returns are closed by the applicable statute of limitations for all taxable years through December 31, 1999. All deficiencies proposed as a result of such audits have been paid, reserved against, settled, or, as described in Schedule 3.11, are being contested in good faith by appropriate proceedings. Except as described in Schedule 3.11, neither the Company nor any Subsidiary has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of the Company or for which the Company may be liable.

                        3.11.3 All Taxes that the Company and any Subsidiary is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

                        3.11.4 All Tax Returns filed by (or that include on a consolidated basis) the Company and any Subsidiary are true, correct, and complete in all material respects. There is no tax sharing agreement that will require any payment by the Company after the date of this Agreement.

                3.12    NO MATERIAL ADVERSE CHANGE. Except as set forth in
Schedule 3.12, since the date of the Balance Sheet, there has not been any material adverse change in the business, operations, properties, assets or condition of the Company (financial or other), including in the prospects of the construction, deployment and operation of Fab 2 in accordance with the Business Plan, and no event or development has occurred or circumstance exists that may result in such a material adverse change.

                3.13    EMPLOYEE BENEFITS; LABOR.

                        3.13.1 Except as set forth in Schedule 3.13.1, neither the Company nor any Subsidiary is a member of any employers union or a party to any collective bargaining contract, collective labor agreement or other contract or arrangement with a labor union, trade union or other organization or body involving any of its employees, or is otherwise required (under any legal requirement, including under any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company or any of its Subsidiaries, except for the respective personal employment agreements) to provide benefits or working conditions beyond the minimum benefits and working conditions required by

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

law. Neither the Company nor any Subsidiary has recognized or received a demand for recognition from any collective bargaining representative with respect to any of its employees. Except as set forth in Schedule 3.13.1, neither the Company nor any Subsidiary are subject to, and no employee of the Company or any Subsidiary benefits from, any extension order (IZAVEI HARCHAVA) or any arrangement or custom with respect to employment or termination thereof. All of the Company's and the Subsidiaries' employees are "at will" employees and neither the Company nor any Subsidiary has any obligation to employee any employee for a specified period.

                        3.13.2 Except as set forth in Schedule 3.13.2, there are no claims or complaints that are pending or that have been threatened against the Company or any Subsidiary by any person who is or has been an employee or director of the Company or any Subsidiary, that may, individually or in the aggregate, have a Material Adverse Effect.

                        3.13.3 Since January 1, 1995, (i) there has been no labor strike, slowdown or stoppage pending or threatened against or affecting the Company or any Subsidiary and (ii) there has been no material dispute between the Company or any Subsidiary and any group of its employees which was not resolved.

                        3.13.4 Except as set forth in Schedule 3.13.4, the Company's and its Subsidiaries' obligations to provide severance pay to its employees are fully funded or have been properly provided for in the Financial Statements in accordance with GAAP including by contribution to appropriate insurance funds. All other liabilities of the Company or any Subsidiary (absolute or contingent) relating to their employees were properly accrued in the Financial Statements in accordance with GAAP.

                        3.13.5 All amounts that the Company or any Subsidiary is legally or contractually required either (i) to deduct from its employees' salaries or to transfer to such employees' pension or provident, life insurance manager insurance, incapacity insurance, continuing education fund or other similar fund or (ii) to withhold from their employees' salaries and pay to any Governmental Entity as required by Israeli Legal Requirements relating to any tax or any other compulsory payment have, in each case, been duly deducted, transferred, withheld and paid.

                        3.13.6 The Company and each Subsidiary is in compliance in all material respects with all applicable Legal Requirements and contracts relating to employment, employment practices, wages, bonuses and other compensation matters and terms and conditions of employment.

                        3.13.7 Schedule 3.13.7 sets forth true and complete details of payment by the Company or any of its Subsidiaries since January 1, 2000 of any bonuses, salaries or other compensation to any shareholder or Named Director or Officer (except in the Ordinary Course of Business) or entry into any employment, severance, or similar Contract with any Named Director or Officer.

                3.14 COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS.

                        3.14.1 Except as set forth in Schedule 3.14 (i) the Company and its Subsidiaries are, and at all times since January 1, 1997 have been, in full compliance with each

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Legal Requirement that is or was applicable to them or to the conduct or operation of their business or the ownership or use of any of their assets, except for such non-compliance which would not have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries have received, at any time since January 1, 1997, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement except for such notices and communications which could not have a Material Adverse Effect.

                        3.14.2 The Company and each Subsidiary has all Governmental Authorizations necessary to permit the Company and its Subsidiaries to lawfully conduct and operate their business as currently conducted and as approved by the Board to be conducted in the future, except for such authorizations, the failure to possess which would not have a Material Adverse Effect. The Company and its Subsidiaries are and have been in full compliance with all of the terms and requirements of each Governmental Authorization that is held by the Company and its Subsidiaries or that otherwise relates to the business of the Company and its Subsidiaries as presently conducted and as approved by the Board to be conducted in the future, or to any of the assets owned or used by the Company and its Subsidiaries, except for such non-compliance which would not have a Material Adverse Effect. Each Governmental Authorization referred to in the foregoing sentence is valid and in full force and effect. No event has occurred or circumstance exists that may constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any such Governmental Authorization or result directly or indirectly in the revocation, withdrawal, suspension, non-renewal, cancellation, or termination of, or any modification to, any such Governmental Authorization and no notice has been received by the Company or any Subsidiary with respect to the foregoing, other than those events, circumstances or notices which would not have a Material Adverse Effect. To the best knowledge of the Company, the Company and its Subsidiaries can obtain all such renewals and Governmental Authorizations on a timely basis as needed for their respective operations and business, other than those the failure of which to be obtained could not have a Material Adverse Effect.

                3.15    LEGAL PROCEEDINGS; ORDERS. Except as set forth in
Schedule 3.15, there is no pending Proceeding (i) that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company or any Subsidiary in a material manner, or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

                        3.15.1 In addition, (A) no such Proceeding has been Threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

                        3.15.2 Except as set forth in Schedule 3.15, (i) there is no Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject and
(ii) the Company or any of its Subsidiaries are not subject to any Order that relates to its business as presently conducted or as approved by the Board to be conducted, or any of the assets owned or used by, the Company or any of its Subsidiaries.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                        3.15.3 Except as set forth in Schedule 3.15, the Company and all its Subsidiaries are, and at all times have been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject other than any non-compliance which would not have a Material Adverse Effect.

                3.16 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as set forth in Schedule 3.16, since the date of the Balance Sheet, the Company and all its Subsidiaries have conducted their businesses only in the Ordinary Course of Business and there has not been any:

                        3.16.1 entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to the Company or any of its Subsidiaries of at least $2,000,000; or

                        3.16.2 sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or any of its Subsidiaries for at least $2,000,000 or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company or any of its Subsidiaries, including the sale, lease, or other disposition of any of the Intellectual Property Assets except in the Ordinary Course of Business; or

                        3.16.3 cancellation or waiver of any claims or rights with a value to the Company or any of its Subsidiaries in excess of $2,000,000; or

                        3.16.4 material change in the accounting methods used by the Company or any of its Subsidiaries; or

                        3.16.5 agreement, whether oral or written, by the Company or any of its Subsidiaries to do any of the foregoing.

                3.17    CONTRACTS; NO DEFAULTS.

                        3.17.1 Except as set forth in Schedule 3.17.1 and except for agreements, instruments, arrangements and contracts which are exhibits to the SEC Documents, as of the date of this Agreement, there is no Applicable Contract that:

                                3.17.1.1 involves performance of services or
delivery of goods or materials by or to the Company or any of its Subsidiaries of an amount or value in excess of $1,000,000; or

                                3.17.1.2 was not entered into in the Ordinary
Course of Business and that involves expenditures or receipts of the Company or any of its Subsidiaries in excess of $2,000,000; or

                                3.17.1.3 affects the ownership of, leasing of,
title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

installment and conditional sales agreements having a value per item or aggregate payments of less than $500,000 and with terms of less than one year); or

                                3.17.1.4 relates to patents, trademarks,
copyrights, or other intellectual property, except for standard agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets; or

                                3.17.1.5 constitutes a collective bargaining
agreement or other commitment to or with any labor union or other employee representative of a group of employees; or

                                3.17.1.6 involves a sharing of profits, losses,
costs, or liabilities by the Company or any of its Subsidiaries with any other Person; or

                                3.17.1.7 contains covenants that in any way
purport to restrict the business activity of the Company or any of its Subsidiaries or limit the freedom of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person; or

                                3.17.1.8 provides for payments to or by any
Person based on sales, purchases, or profits, other than direct payments for goods; or

                                3.17.1.9 constitutes a currently effective and
outstanding power of attorney; or

                                3.17.1.10 was entered into other than in the
Ordinary Course of Business and that contains or provides for an express undertaking by the Company or any of its Subsidiaries to be responsible for consequential damages; or

                                3.17.1.11 is for capital expenditures of the
Company or any of its Subsidiaries in excess of $1,000,000; or

                                3.17.1.12 represents a written warranty,
guaranty, and/or other similar undertaking with respect to contractual performance extended by the Company or any of its Subsidiaries other than in the Ordinary Course of Business.

                        3.17.2 Each Contract identified in Schedule 3.17.1 is in full force and effect in all respects and is valid and enforceable in accordance with its terms. No event has occurred or circumstance exists that (with or without notice or lapse of time) may materially contravene, conflict with, or result in a material violation or breach of, or give the Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract listed on Schedule 3.17.1.

                        3.17.3 Except as set forth in Schedule 3.17.3, there are no renegotiations of any material amounts paid or payable to the Company or any of its Subsidiaries under current or completed Contracts listed on Schedule
3.17.1 with any Person and no such Person has made written demand for such renegotiations.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                3.18 INSURANCE. The properties, assets, employees, business and operations of the Company and its Subsidiaries are insured by policies which are in full force and effect against such risks, casualties and contingencies and of such types and amounts as are reasonable and customary for the size and scope of the Company's and its Subsidiaries business as now conducted and as approved to be conducted by the Board in the future. All premiums due and payable for insurance policies held by the Company have been duly paid; and, except as listed in Schedule 3.18, such policies or extensions, renewals or replacements thereof (on comparable terms to the extent available) in such amounts will be outstanding and in full force and effect without interruption until the Closing Date. The Company or any of its Subsidiaries have not received any notice from any insurer, agent or broker with respect to any pending or threatened terminations or increases in premiums other than increases contemplated by existing policies, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not result in the termination of any such policy, or cause a material increase in any premiums thereunder, pursuant to the express terms of such policy.

                3.19 ENVIRONMENTAL MATTERS. Except for (i) matters disclosed in the SEC Documents or (ii) matters disclosed in Schedule 3.19:

                        3.19.1 The Company and its Subsidiaries are in material compliance with all applicable Environmental Laws and Environmental Permits. Neither the Company or any of its Subsidiaries has received any written communication from a Governmental Body or Person that alleges that the Company is not in compliance with or has liability under any applicable Environmental Law, nor does the Company or any of its Subsidiaries have a basis to expect any such actual or Threatened communication. On the date of this Agreement, there are no circumstances or conditions that may prevent or interfere with compliance in the future with Environmental Laws and Environmental Permits in effect as of the date of this Agreement. The Company and its Subsidiaries have all Environmental Permits required under applicable Environmental Laws to operate the business of the Company as presently conducted and as approved by the Board to be conducted in the future, except as would not have Material Adverse Effect.

                        3.19.2 There is no Environmental Claim pending or, to the best of the Company's knowledge, Threatened against the Company or its Subsidiaries or against any Person whose liability for such an Environmental Claim the Company or its Subsidiaries have or may have retained or assumed whether contractually or by operation of law.

                        3.19.3 To the best of the Company's knowledge, there are no Materials of Environmental Concern present in or at the facilities of the Company or any of its Subsidiaries or at any geologically or hydrological adjoining property, including any Materials of Environmental Concern contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of the facilities of the Company or any of its Subsidiaries or such adjoining property, or incorporated into any structure therein or thereon.

                        3.19.4 The Company has delivered to Buyer true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Company pertaining to Materials of Environmental Concern in, on, or under the facilities of the Company or

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any of its Subsidiaries, or concerning compliance by the Company, or any other Person for whose conduct it is or may be held responsible, with Environmental Laws.

                        3.19.5 As used herein, the following terms shall have the meaning set forth below:


                                "Environmental Claim" means any claim, action,
cause of action, administrative proceeding, investigation or notice by any Person alleging potential liability (including, without limitation, potential liability for investigative costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by the Company or its Subsidiaries or (b) circumstances or conditions forming the basis of any violation, or alleged violation, of any Environmental Law.

                                "Environmental Laws" means all U.S. and Israeli
laws, regulations, ordinances, codes, rules, orders, decrees, directives and standards relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface, subsurface strata), including, without limitation, laws, regulations, ordinances, codes, rules, orders, decrees, directives and standards relating to the manufacture, processing, distribution, use, treatment, storage, transport, planning and building or handling of Materials of Environmental Concern.

                                "Environmental Permits" means permits, licenses,
authorizations and registrations required pursuant to the Environmental Laws.

                                "Materials of Environmental Concern" means any
hazardous chemicals, pollutants, contaminants, hazardous wastes, toxic substances, hazardous substances, as defined under applicable Environmental Laws or any other substance defined or regulated pursuant to Environmental Laws, including, without limitation, fluoride, asbestos, PCBs, petroleum or petroleum-derived substances.

                                "Release" means any spilling, leaking, pumping,
pouring, emitting, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including, without limitation, the abandonment or discarding of barrels, containers and other closed receptacles containing Materials of Environmental Concern.

                3.20    INTELLECTUAL PROPERTY.

                        3.20.1 INTELLECTUAL PROPERTY ASSETS. The term "Intellectual Property Assets" means all such rights set forth in Sections 3.20.1.1-3.20.1.4 and all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used or licensed by the Company or its Subsidiaries as licensee or licensor which are, in each case, used in or are necessary for the conduct of the Company's and its Subsidiaries' respective businesses as now conducted and as approved by the Board to be conducted, including, without limitation, the operation of Fab-2 in

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

accordance with the Business Plan. Schedule 3.20.1 sets forth a list of the Intellectual Property Rights, other than Trade Secrets and unregistered
Copyrights:

                                3.20.1.1 trading names, registered and
unregistered trademarks, service marks, and applications (collectively, "Marks");

                                3.20.1.2 all patents, patent applications, and
inventions and discoveries that may be patentable (collectively, "Patents"); and

                                3.20.1.3 all copyrights in both published works
and unpublished works (collectively, "Copyrights").

                        3.20.2 AGREEMENTS. Schedule 3.20.2 contains a complete and accurate list and summary description, including any royalties paid or received by the Company or its Subsidiaries, of all Contracts relating to the Intellectual Property Assets to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries are bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $5,000,000 under which the Company or any of its Subsidiaries is the licensee. There are no outstanding or Threatened disputes or disagreements with respect to any such agreement.

                        3.20.3  KNOW-HOW NECESSARY FOR THE BUSINESS.

                                3.20.3.1 To the Company's best Knowledge, the
Intellectual Property Assets are all those necessary for the operation of the Company's and its Subsidiaries' business as it is currently conducted and as is approved by the Board to be conducted, including, without limitation, in connection with the operation of Fab-2 in accordance with the Business Plan, except as would not have a Material Adverse Effect. Except as set forth in
Schedule 3.20.3, the Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, to the Company's best Knowledge, free and clear of all, Encumbrances, equities, and other adverse claims, and has the right to use without payment to a third party all of the Intellectual Property Assets, except as would not have a Material Adverse Effect.

                                3.20.3.2 Except as set forth in Schedule
3.20.3.2, all former and current employees of the Company and all other Persons having access to any Intellectual Property Asset have executed written Contracts with the Company and its Subsidiaries respectively, that assign to the Company and its Subsidiaries, respectively, all rights to Intellectual Property Asset including any inventions, improvements, discoveries, or information relating to the business of the Company. To the Company's Knowledge, no employee of the Company and its Subsidiaries has entered into any Contract which requires the employee to transfer, assign or disclose information concerning his work for the Company and its Subsidiaries to anyone other than the Company and its Subsidiaries.

                        3.20.4  PATENTS; TRADEMARKS; COPYRIGHTS; MASK WORKS.

                                3.20.4.1 Schedule 3.20.1. contains a complete
and accurate list and summary description of all Patents, Trademarks and registered Copyrights. The Company owns

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

all right, title, and interest in and to each of the Patents, Trademarks and Copyrights, free and clear of all liens, security interests, charges, encumbrances, entities, and other adverse claims.

                                3.20.4.2 Except as set forth in Schedule
3.20.4.2, all of the (i) issued Patents, (ii) Marks that have been registered with any trademark office and (iii) registered Copyrights are (with respect to issued Patents relating to wafer fabrication technology, to the best Knowledge of the Company) currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes.

                                3.20.4.3 No Patent has been or is now involved
in any interference, reissue, reexamination, or opposition proceeding. To the best of the Company's knowledge, there is no potentially interfering patent or patent application or trademark or trademark application of any third party. No Mark has been or is now involved in any opposition, invalidation, or cancellation and no such action is Threatened with the respect to any of the Marks.

                                3.20.4.4 No Patent, Mark or Copyright is (with
respect to issued Patents relating to wafer fabrication technology, to the best knowledge of the Company) infringed or, to the best of the Company's knowledge, has been challenged or threatened in any way. To the best knowledge of the Company, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person; to the best knowledge of the Company, none of the Marks used by the Company or any of its Subsidiaries infringes or is alleged to infringe any trade name, trademark, or service mark of any third party; and to the best knowledge of the Company, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

                        3.20.5  TRADE SECRETS.

                                3.20.5.1 With respect to each Trade Secret, the
documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

                                3.20.5.2 The Company and its Subsidiaries have
taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets to the extent that the maintenance of any such Trade Secret as a legally protectible trade secret under applicable law is material to the Company.

                                3.20.5.3 The Company and its Subsidiaries have
good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets to the extent that the maintenance of any such Trade Secret as a legally protectible trade secret under applicable law is material to the Company. The Trade Secrets, the maintenance of any of which as a legally protectible trade secret under applicable law are material to the Company, are not part of the public knowledge or literature, and, to the Company's Knowledge, have not been used, divulged, or appropriated either for the benefit of any Person or to the detriment of the Company or its Subsidiaries. No Trade Secret, the maintenance of which as a legally protectible trade secret under

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

applicable law is material to the Company, is subject to any adverse claim or has been challenged or threatened in any way.

                3.21 GRANTS, INCENTIVES AND SUBSIDIES. Schedule 3.21 provides a correct and complete list of the aggregate amount of pending and outstanding grants from each Governmental Body of the State of Israel, or from any other Governmental Body, to the Company or any Subsidiary, net of royalties paid, and any tax incentive or subsidy granted to the Company or any Subsidiary, including the material terms and benefit periods thereof (collectively, "Grants") including, without limitation, (i) Approved Enterprise Status from the Israeli Investment Center, and (ii) Grants from the Office of the Chief Scientist of the Israel Ministry of Industry and Trade ("OCS"). The Company has made available to Buyer, prior to the date hereof, correct and complete copies of all letters of approval, and supplements thereto, granted to the Company or any Subsidiary relating to Approved Enterprise Status from the Investment Center and Grants under from the OCS. Except for undertakings set forth in such letters of approval and undertakings under applicable laws and regulations, there are no material undertakings of the Company or any Subsidiary given in connection with the Grants. The Company and each of Subsidiary are in compliance, in all material respects, with the terms and conditions of such Grants and, except as disclosed in Schedule 3.21, have duly fulfilled, in all material respects, all the undertakings relating thereto. The Company's application to the Israeli Investment Center with respect to Fab-2 was submitted on May 17, 2000 and was previously provided to Buyer (the "Investment Center Application"). To the extent that there are changes to the assumptions contained in the Investment Center Application as submitted, they are reflected in the Business Plan. The Investment Center Application complies as to form with all Legal Requirements.

                3.22    DISCLOSURE.

                        3.22.1 No representation or warranty of the Company in this Agreement and no statement in the Schedules omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                        3.22.2 No notice given pursuant to Section 5.5 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

                3.23 RELATIONSHIPS WITH RELATED PERSONS. Except as described on Schedule 3.23 or in the SEC Documents, and except for any employment and consulting contracts listed on Schedule 3.23, there are no loans, guarantees, contracts, transactions, understandings or other arrangements of any nature outstanding between or among the Company or any of its Subsidiaries, on the one hand, and any shareholder, or any current or former director, officer or controlling person of the Company or any of their respective Affiliates, on the other hand. Except as set forth on Schedule 3.23 or in the SEC Documents, since the date of the Annual Report, no event has occurred that would be required to be reported by the Company pursuant to Item 13 of Form 20-F promulgated by the SEC under the Exchange Act.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                3.24 BROKERS OR FINDERS. The Company and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

        4.      REPRESENTATIONS AND WARRANTIES OF BUYER.

                Buyer represents and warrants to the Company as of the date hereof and as of the Closing and except as otherwise provided in the Additional Purchase Obligation Agreement as follows:

                4.1 ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as it is now being conducted and as currently proposed to be conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under the Transaction Documents.

                4.2     AUTHORITY; NO CONFLICT.

                        4.2.1 This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of the Transaction Documents, and assuming the due execution and delivery thereof by the other parties thereto, the Transaction Documents will constitute the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and the Transaction Documents and to perform its obligations under this Agreement and the Transaction Documents.

                        4.2.2 Except as set forth in Schedule 4.2, neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

                                4.2.2.1 any provision of Buyer's Organizational
Documents;

                                4.2.2.2 any resolution adopted by the board of
directors or the stockholders of Buyer;

                                4.2.2.3 any Legal Requirement or Order in which
Buyer may be subject; or

                                4.2.2.4 any Contract to which Buyer is a party
or by which Buyer may be bound.

Except as set forth in Schedule 4.2, Buyer is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                4.3     INVESTMENT INTENT; NO REGISTRATION.

                        4.3.1 Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Buyer has requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company and is an accredited investor as defined under Regulation D as promulgated by the United States Securities and Exchange Commission; and

                        4.3.2 Buyer understands that none of the Shares have been registered under the Securities Act, the Israeli Securities Law or the laws of any jurisdiction, and agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act, Israeli Securities Law or any applicable securities laws of any jurisdiction and the terms of this Agreement. Buyer also acknowledges that the Shares, upon issuance, will bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER JURISDICTION'S SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                4.4 CERTAIN PROCEEDINGS. There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's knowledge, no such Proceeding has been Threatened.

                4.5     DUE DILIGENCE. Subject to compliance by the Company with
Section 3.22 and provision to the Buyer of all materials and information requested in its due diligence review of the Company and assuming that all information and material provided to the Buyer in its due diligence review was true and accurate and did not include any material misstatement or omit to include any information requested by Buyer, (a) the Buyer has had an opportunity to ask questions and receive answers concerning the legal, financial and technical condition of the Company and has had full access to such information concerning the Company as the Buyer has requested and (b) the Buyer hereby represents and warrants that the legal, technical and financial due diligence of Buyer has been completed and that the results of the Buyer's business, technical, legal and financial review of the books, records, agreements and other legal documents and business organization of the Company are satisfactory to the Buyer. Notwithstanding the foregoing representations and warranties of the Buyer, nothing in this Section 4.5 shall derogate from the representations and warranties of the Company in Section 3 above.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                4.6 BROKERS OR FINDERS. Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

        5.      COVENANTS OF THE COMPANY PRIOR TO CLOSING.

                5.1 ACCESS AND INVESTIGATION. Between the date of this Agreement and the Closing Date, the Company will, and will cause its Representatives to, (i) afford Buyer and its Representatives (collectively, "Buyer's Advisors") full and free access to the Company's personnel, properties, contracts, books and records, and other documents and data, (ii) furnish Buyer and Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (iii) furnish Buyer and Buyer's Advisors with such additional financial, operating, technical and other data and information as Buyer may reasonably request. All information so provided to Buyer and its representatives will be subject to the Non-Disclosure Agreement dated April 4, 2000 between the parties (except for
Section 6 thereof which shall expire upon signing of this Agreement).

                5.2 OPERATION OF THE COMPANY'S BUSINESS. Between the date of this Agreement and the Closing Date, the Company will:

                        5.2.1 conduct its business only in the Ordinary Course of Business; and

                        5.2.2 use its best efforts to preserve intact the current business organization of the Company and its Subsidiaries, keep available the services of the current Named Officers, employees, and agents of the Company and its Subsidiaries, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with the Company and its Subsidiaries; and

                        5.2.3 otherwise report periodically to Buyer concerning the status of the business, operations, finances and prospects of the Company and its Subsidiaries; and

                        5.2.4 not (i) take or agree or commit to take any action other than in the Ordinary Course of Business that would make any representation or warranty of the Company hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date, provided that no such action taken in the Ordinary Course of Business that Buyer has not consented to in writing shall be taken into account in consideration of whether the conditions set forth in Section 7 below have been complied with or (ii) omit or agree or commit to omit to take any action within its control necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

                5.3 NEGATIVE COVENANT. Except as otherwise expressly permitted by this Agreement or as is consistent with the Ordinary Course of Business, between the date of this Agreement and the Closing Date, the Company will not, without the prior written consent of Buyer, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 3.16 is likely to occur.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                5.4 CONSENTS; REQUIRED APPROVALS; CONSTRUCTION. The Company will, as promptly as practicable after the date of this Agreement, take all action required to obtain as promptly as practicable all necessary Consents and agreements of, and to give all notices and make all other filings with, any third parties, including Governmental Bodies, necessary to authorize, approve or permit the consummation of the transactions contemplated hereby, the Contemplated Transactions and the transactions contemplated by the Ancillary Agreements, including, without limitation, all Consents, approvals and waivers referred to in Section 5.2 to the Business Plan and all Consents, approvals and waivers referred to in Section 7.3 hereof and the updated Business Plan referred to in Section 7.17 (which the parties shall endeavor to complete within 60 days from the date hereof). The Company will periodically update Buyer as to the matters discussed in the preceding sentence. Between the date of this Agreement and the Closing Date, the Company will (i) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (ii) cooperate with Buyer in obtaining all consents identified in Schedule 4.2. In addition, the Company will, as promptly as practicable after the date of this Agreement, take all action required to select contractors and other experts and enter into agreements with such parties and take other necessary actions in order to facilitate the implementation of the construction of Fab 2 in accordance with the time table set forth in the Business Plan.

                5.5 NOTIFICATION. Between the date of this Agreement and the Closing Date, the Company will promptly notify Buyer in writing if the Company becomes aware of any fact or condition that causes or constitutes a material breach of any of the Company's representations and warranties as of the date of this Agreement (except that such representations and warranties specifically qualified by materiality shall be read for purposes of this Section 5.5 so as not to require an additional degree of materiality), or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that could (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition (except for such representations and warranties that are expressly correct as of the date of this Agreement). Should any such fact or condition require any change in the Schedules if the Schedules were dated the date of the occurrence or discovery of any such fact or condition, the Company will promptly deliver to Buyer a supplement to the Schedules specifying such change. During the same period, the Company will promptly notify Buyer of the occurrence of any breach of any covenant of the Company in this Section 5 or of the occurrence of any event and may make the satisfaction of the conditions in
Section 7 below impossible or unlikely.

                5.6     FINANCINGS.

                        5.6.1 Between the date of this Agreement and the Closing Date, the Company will use its best efforts to achieve each of the conditions set forth in Section 7.4 and 7.6 in relation to the Additional Financings.

                        5.6.2 The Company shall provide to the Investment Center such other information and data, in addition to the information and data contained in the Investment Center Application, as reasonably necessary in order to secure the approval of the grant referred to in Section 7.4.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                        5.6.3 The proceeds from each of the equity financing sources referred to in clauses (ii) and (iii) of Section 7.6 with respect to Wafer Partners shall be obtained only from parties acceptable to Buyer upon Buyer's prior approval. In addition, in the event that the underlying agreements with respect thereto contain any terms or conditions (including, without limitation, (a) pricing terms and (b) other economic terms taken as a whole) more favorably (the "Terms of the Other Agreements") than those provided hereunder and in the Transaction Agreements, the terms and conditions of this Agreement and the Transaction Agreements, as the case may be, shall be automatically amended, without further action by the parties hereto and thereto, to provide such terms and conditions that are at least equally favorable to the Buyer as the Terms of the Other Agreements. The Company shall not enter into any agreement with respect to the equity financings referred to in clauses (ii) and
(iii) of Section 7.6 if any of such agreements contain provisions that would impede the ability of the Company to effect the terms of the preceding sentence.

                        5.6.4 The proceeds from each of the debt financing sources referred to in clause (i) of Section 7.6 and the underlying agreements with respect thereto shall be obtained only on terms and conditions that are materially consistent with the terms and conditions to be set forth in a term sheet or similar agreement or document relating to such financing (a "Debt Financing Term Sheet"). The Company shall consult with Buyer in advance of execution of any Debt Financing Term Sheet and shall enter into such Debt Financing Term Sheet only upon the consent of Buyer which shall not be unreasonably withheld. The terms and conditions of such debt financing shall not be in conflict with the terms of the Contemplated Transactions and shall be consistent with the terms and conditions contained in the Additional Financing Plan and the Business Plan. The Company shall provide to the Buyer the transaction documents of each debt financing (the "Debt Financing Documents") in the form presented to the Board for its approval, at least 10 business days prior to the execution thereof, in order to enable Buyer to review such documents and confirm that the terms thereof are consistent with the Debt Financing Term Sheet previously approved by Buyer. The Buyer shall deliver to the Company its written approval or other response to the Debt Financing Documents within 5 business days from its receipt of the Debt Financing Documents; Buyer's failure to provide its written response to the Company within such period of time shall be deemed Buyer's approval of the Debt Financing Documents.

                        5.6.5 Between the date of this Agreement and the Closing Date, the Company shall not change or modify or agree to change or modify any of the terms and conditions listed in the Additional Financing Plan, the Business Plan or the Investment Center Application without the prior written unanimous approval of all members of the Steering Committee if any such change, modification or agreement would or would reasonably be expected to (a) change the construction schedule of Fab 2 as set forth in the Business Plan, (b) change the Additional Financing Plan as set forth in the Business Plan or result in a failure to comply with the schedule for the financings described therein, (c) significantly increase the cost of Fab 2 beyond that set forth in the Business Plan or (d) change the production capacity schedule of Fab 2 as set forth in the Business Plan. Any change, modification or agreement to change or modify the Business Plan, the Additional Financing Plan or the Investment Center Application which does not require written unanimous approval of all members of the Steering Committee pursuant to the preceding sentence shall require written approval of a majority of the members of the Steering Committee.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                5.7 SHAREHOLDERS AGREEMENT. The Company will use its best efforts to ensure that any entity purchasing equity securities or securities exchangeable or convertible into equity securities comprising five percent (5%) or more of the outstanding Ordinary Shares of the Company pursuant to the Additional Financing Plan (other than investors purchasing any such securities in connection with a public offering conducted by the Company as part of the Additional Financing) shall execute the Shareholders Agreement as a counterparty or a similar agreement whose provisions, among other things, provide for such entity to take such actions as may be necessary to vote for the election of Buyer's, TIC's, and any other entity's representative(s) to the Board, in accordance with the terms of the Shareholders Agreement.

                5.8 NO NEGOTIATION. Until the later of (i) such time, if any, as this Agreement is terminated pursuant to Section 9, and (ii) the Closing Date, the Company will not, and will cause its Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of all or a substantial portion of the business or assets, or any of the capital stock of the Company (other than (i) in the Ordinary Course of Business; (ii) in connection with issuances of stock options or shares upon the exercise thereof under the Company's employee stock incentive plans and (iii) in connection with issuances of equity securities in accordance with Section 7.6(ii) and (iii) below pursuant to the Additional Financing Plan and in accordance therewith), or any merger, consolidation, business combination, or similar transaction involving the Company or any of its Subsidiaries pursuant to which the shareholders of the Company immediately prior to such merger, consolidation, business combination, or similar transaction do not continue to hold a majority of the outstanding equity of the continuing or resulting entity.

                5.9 BOARD OF DIRECTORS. As long as Buyer has a representative on the Board, each committee of the Board shall include at least one representative of Buyer and, so long as TIC has a representative on the Board, one representative of TIC. The Company will ensure that the time period between each annual shareholders' meeting shall not exceed 15 months. The Board shall meet at least once in every three months and notice of each Board meeting shall be provided in writing in English to all Board members at least 10 days in advance. All communications to the Directors will be provided in English. The quorum for each meeting of the Board shall include at least one representative of Buyer, so long as Buyer has at least two representatives on the Board. Notwithstanding the preceding sentence, in the event that quorum is not present at a meeting of the Board solely because a representative of Buyer was not present and such meeting is adjourned, the failure of a representative of Buyer to be present at the adjourned meeting shall not constitute lack of quorum. The Company acknowledges that the representatives of Buyer on the Board may at any time participate or fail to participate in any Board action concerning this Agreement if in their view such action is appropriate under applicable law.

                5.10 STEERING COMMITTEE. The Steering Committee shall be established within fifteen days after the date hereof. The Steering Committee will receive from the Company's management reports on the progress on the Fab 2 project, the Business Plan and the approvals necessary for commencement of construction and for the operation of Fab 2. The Steering Committee shall meet at least once in every four weeks.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                5.11 COMPANY SHAREHOLDERS MEETING. As soon as practicable after the date hereof, the Company shall take all necessary action to call an extraordinary general meeting of the Company's Shareholders and shall solicit proxies in order to obtain the approval of the Company's shareholders to the issuance of the Shares and the Additional Purchase Obligation Shares to Buyer in accordance with all applicable laws, regulations and rules of any stock exchange and to an amendment to the Articles which shall provide that the Chairman of the Board shall be appointed by the Shareholders and to obtain any other shareholder approval which is necessary in order to execute, and consummate the transactions contemplated by, this Agreement and the Transaction Documents.

        6.      COVENANTS OF BUYER PRIOR TO CLOSING DATE.

                6.1 APPROVALS OF GOVERNMENTAL BODIES. As promptly as practicable after the date of this Agreement, Buyer will make all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, Buyer will cooperate with the Company with respect to all filings that the Company is required by Legal Requirements to make in connection with the Contemplated Transactions, and will cooperate with the Company in obtaining all consents identified in Section 5.2 to the Business Plan.

        7.      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS AT CLOSING.

                Buyer's obligation to take the actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part, in its sole discretion:

                7.1 ACCURACY OF REPRESENTATIONS. All of the Company's representations and warranties in this Agreement and the Transaction Agreements (considered collectively, without giving effect to any supplement to the Schedules), and each of these representations and warranties (considered individually) must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date (except to the extent such representations and warranties are only given as of the date hereof), without giving effect to any supplement to the Schedules, provided that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and are not reasonably expected to result in, a Material Adverse Effect (it being understood that any materiality qualifications contained in such representations and warranties shall be disregarded for this purpose).

                7.2     COMPANY'S PERFORMANCE.

                        7.2.1 All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

                        7.2.2 Each of the Transaction Documents and the Ancillary Agreements shall have been duly executed by the Company and shall have been in full force and effect and no

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party to such document (other than Buyer) shall be in a breach thereof. The Shareholders Agreement shall have been executed by Buyer and The Israel Corporation.

                        7.2.3 Each document required to be delivered by the Company pursuant to Section 2.5.1 must have been delivered.

                7.3 CONSENTS; APPROVALS; OTHER REQUIREMENTS. (i) Each of the Consents, approvals or other requirements identified in Section 5.2 of the Business Plan, shall have been duly obtained or satisfied (in accordance with the schedule set forth therein), (ii) the Company shall have entered into construction agreements with respect to the supervising, management and implementation of the construction of Fab 2 in accordance with the Business Plan in accordance with the schedule contained therein, and (iii) the Business Plan, the financial data and project cost included therein, the list of necessary approvals and Consents included in Section 5.2 of the Business Plan, the timetable for construction of Fab 2 and the Financial Plan, all as set forth in the Business Plan attached to this Agreement as amended from time to time with the unanimous or majority consent, as the case may be, of the Steering Committee in accordance with Section 5.6.5 hereof, shall continue to be true and correct in all material respects. The condition included in this Section 7.3 shall be deemed to be satisfied only if the Steering Committee shall have unanimously decided, first, that all of the conditions included in clauses (i) - (iii) have been satisfied and second, to the extent that any of (i) (iii) are not satisfied, that construction of Fab 2 by the Company in accordance with the Business Plan should properly commence. The Steering Committee shall consider, in its decision of whether the conditions set forth in this Section 7.3 have been met, the factors listed in Section 1 hereto under the definition of "Steering Committee."

                7.4 INVESTMENT CENTER APPROVAL. The Company shall have obtained a final Certificate of Approval from the Investment Center which shall be comprised of the following factors (i) granting an "Approved Enterprise" status to Fab 2 within the Grant Course under the Law for the Encouragement of Capital Investments - 1959; (ii) providing for governmental grants of at least $250,000,000, which shall constitute at least 20% of the entire qualified project cost for the construction, deployment and operation of Fab 2 in accordance with the Business Plan as it exists on the date of this Agreement, provided that in the event that such project cost changes after the date of this Agreement in accordance with Section 5.6.5, the aggregate of such grants provided for in the Certificate of Approval shall equal at least 20% of the changed total project cost; (iii) the maximum required percentage of capital investments in Fab 2 which is required to be financed by equity will be 30%; and
(iii) providing that the performance term under the Certificate of Approval shall be at least 5 years from the Closing.

                7.5 OCS APPROVAL. The Company has obtained the approval of the OCS with respect to the consummation of the Contemplated Transactions.

                7.6 ADDITIONAL FINANCINGS. The Company shall have (i) entered into binding definitive agreements in accordance with Section 5.6.4 providing for loans in an aggregate amount of at least $550,000,000 from reputable financial institutions solely for the purposes of the construction of Fab 2, as described in Section 10.4 of the Financing Plan, (ii) entered into binding definitive agreements providing for at least $225,000,000 in wafer partner pre-payments or equity financing from Wafer Partners (other than Buyer) obtained in accordance with the terms of

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.6.3 and provided to the Company by Wafer Partners pursuant to which all closing conditions have been satisfied and at least 15% of the equity of each equity investor has been transferred to or placed in escrow for the benefit of the Company subject only to the closing of this Agreement and the balance of such financing shall be forwarded automatically upon the occurrence of specified milestones relating to the construction and operation of Fab-2, which milestones are generally similar to the milestones described in the Additional Purchase Obligation Agreement, (iii) in the event that the Company only satisfies the condition in the preceding clause (ii) in relation to at least $150,000,000 of the $225,000,000 referred to above (such difference being the "Wafer Partner Differential"), entered into binding definitive agreements providing for at least the Wafer Partner Differential through non-Wafer Partner equity investors; provided, however, that the Company shall be required no later than October 1, 2001 (the "Additional Wafer Partner Financing Date") to enter into binding definitive agreements with respect to the Wafer Partner Differential from additional Wafer Partners as a condition to the exercise of Additional Purchase Obligations not exercised prior to such time pursuant to the Additional Purchase Obligation Agreement on the Additional Wafer Partner Financing Date, pursuant to which agreement(s) all closing conditions have been satisfied and at least 15% of the equity of each equity investor has been transferred to or placed in escrow for the benefit of the Company and the balance of such financing shall be forwarded automatically upon the occurrence of specified milestones relating to the construction and operation of Fab-2, which milestones are generally similar to the milestones described in the Additional Purchase Obligation Agreement and
(iv) provided to Buyer a commitment in writing to provide $100,000,000 from the Company's own cash resources, including, but not limited to, proceeds from the exercise of employee stock options, existing cash reserves, proceeds from sales of private equity securities, royalties and sales; in the event that the Company shall close on the basis of section (iii) above, at such time as the Wafer Partner Differential shall have been raised by the Additional Wafer Partner Financing Date, the Company's commitment to provide $100,000,000 under this clause (iv) shall be reduced by the Wafer Partner Differential.

                7.7 WAFER PARTNERS. The Company shall have entered into binding agreements, either on a "take or pay" basis or a "pre-payment" basis or, if the other party to any such agreement is making an equity investment pursuant to Section 7.6(ii), providing a wafer order right, for a term of at least 3 years ("Wafer Commitments") providing for the sale of a minimum capacity in Fab 2 of at least 12,000 wafers per month if the Closing shall occur under Section
7.6 (ii) above or at least 8,000 wafers per month if the Closing shall occur under Section 7.6 (iii) above, in which case the Company shall have entered into Wafer Commitments providing that the aggregate Wafer Commitments shall equal at least 12,000 wafers per month by the Additional Wafer Partner Financing Date and such agreements shall be in full force and effect.

                7.8 TOSHIBA AGREEMENT. The Toshiba Agreement shall be in full force and effect and shall not have been breached by any party thereto.

                7.9 CERTIFICATES. In addition to the documents the Company is obligated to deliver to Buyer under Section 2.5 and this Section 7, the Company shall furnish Buyer with such other documents as Buyer may reasonably request for the purpose of (i) evidencing the accuracy of any of the Company's representations and warranties, (iii) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company, (iv) evidencing the satisfaction of any condition referred to in this

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7, or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

                7.10 NO PROCEEDINGS. Since the date of this Agreement, there must not have been commenced or Threatened by a third party against Buyer or the Company, or against any Person affiliated with Buyer or the Company, any Proceeding (a) involving any challenge to, or seeking material damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of making illegal, materially preventing, delaying, or otherwise interfering with any of the Contemplated Transactions.

                7.11 NO PROHIBITION. Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause the Company, Buyer or any Person affiliated with the Company or Buyer to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any Governmental Body.

                7.12 DIRECTORS. The Board of Directors of the Company shall have been reformed in accordance with the provisions of Section 2 of the Shareholders Agreement.

                7.13 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, financial condition, results of operations, assets, operations or prospects of the Company.

                7.14 INCENTIVE PLAN. The Company shall have adopted stock based incentive plans (the "Additional Incentive Plans") reserving 1,500,000 Ordinary Shares or such other number as may be approved by the Board for the purpose of the work force and human resources employed in Fab 2, such plans being satisfactory to Buyer, and the Company shall have submitted to Buyer a plan satisfactory to Buyer setting forth the Company's efforts to recruit the required work force and human resources for Fab 2.

                7.15 CLOSING DISCLOSURE. There shall be no fact known to the co-Chief Executive Officer of the Company identified in Schedule 7.15, that has specific application to the Company or any of its Subsidiaries (other than general economic or industry conditions) and that materially adversely affects the assets, business, financial condition, results of operations or prospects of the Company or any of its Subsidiaries that has not been set forth in this Agreement or the Schedules or the Business Plan (without giving effect to any risk factors included therein).

                7.16 SHAREHOLDER APPROVAL. Shareholders of the Company shall have approved the increase in registered share capital, the issuance of the Shares hereunder, the issuance of the Shares and Additional Purchase Obligations under the Additional Purchase Obligation Agreement and the reconstitution of the Board.

                7.17    UPDATED BUSINESS PLAN. Without derogating from sections
5.6 and 7.3, Buyer and the Company shall have agreed to updates to the Business Plan (which thereafter shall be

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

deemed to be the Business Plan for all purposes of this Agreement) which shall, among other things (a) provide that wafer rights approvals satisfactory to the Steering Committee in the manner set forth in Section 7.3 shall have been obtained prior to Closing, (b) indicate that Seller provided the relevant Governmental Authority with an environmental study which had been prepared in 1995 and updated recently to reflect changes from the date of the original survey, which survey shall be acceptable to the relevant Governmental Authority and (c) include wafer costs data as part of the financial plan assumptions as part of the base case.

        8.      CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION AT CLOSING.

                The Company's obligation to take the actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part, in its sole discretion):

                8.1 ACCURACY OF REPRESENTATIONS. All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

                8.2     BUYER'S PERFORMANCE.

                        8.2.1 All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

                        8.2.2 Each of the Executed Transaction Documents shall have been duly executed by the Buyer and shall have been in full force and effect and no party to such document (other than the Company) shall be in a breach thereof. Buyer must have executed and delivered the each of the documents required to be delivered by Buyer pursuant to Section 2.5.2.

                8.3     ADDITIONAL DOCUMENTS.

                        8.3.1 In addition to the documents required to be delivered in accordance with Section 2.5.2 by Buyer, Buyer shall have furnished such other documents as the Company may reasonably request for the purpose of
(i) evidencing the accuracy of any representation or warranty of Buyer, (ii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer, (iii) evidencing the satisfaction of any condition referred to in this Section 8, or
(iv) otherwise facilitating the consummation of any of the Contemplated Transactions.

                8.4 NO INJUNCTION. There must not be in effect any Legal Requirement or any injunction or other Order that (i) prohibits the issuance and sale of the Shares the Company to Buyer, and (ii) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                8.5 SHAREHOLDER APPROVAL. Shareholders of the Company shall have approved the increase in registered share capital, the issuance of the Shares hereunder, the issuance of the Shares and Additional Purchase Obligations under the Additional Purchase Obligation Agreement and the reconstitution of the Board.

        9.      TERMINATION.

                9.1 TERMINATION EVENTS. This Agreement may, by written notice given prior to or at the Closing, be terminated:

                        9.1.1 by either Buyer or the Company if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

                        9.1.2 (i) by Buyer if any of the conditions in Section 7 has not been satisfied in all material respects by January 31, 2001 (unless extended by Buyer in its discretion), and Buyer has not waived such condition on or before the Closing Date; or (ii) by the Company, if any of the conditions in
Section 8 has not been satisfied in all material respects by January 31, 2001;
or

                        9.1.3   by mutual consent of Buyer and the Company.

                9.2 EFFECT OF TERMINATION. Each party's right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 12.1 and 12.3 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

        10.     INDEMNIFICATION; REMEDIES.

                10.1 SURVIVAL; RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE. All representations, warranties, covenants, and obligations in this Agreement and the Additional Purchase Obligation Agreement, the schedules, the supplements to the schedules, the certificate delivered pursuant to Section 2.5.1.9, and any other certificate or document delivered pursuant to this Agreement or the Additional Purchase Obligation Agreement will survive the Closing until the expiration of six full months in which Fab 2 is fully operated at a capacity of at least 8,000 wafers per month in compliance with the Foundry Agreement, provided, that in the event that any of the Additional Purchase Obligations is not exercised, such survival shall only be until the date that is nine months from the last date on which Buyer could have been required to mandatorily exercise the Additional Purchase Obligation under the terms and conditions of the Additional Purchase Obligation Agreement (after giving effect to all applicable grace periods and extensions under the Additional Purchase Obligation Agreement). The right to indemnification, payment of Damages or other remedies based on such representations, warranties, covenants, and obligations will not be

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation.

                10.2 INDEMNIFICATION AND PAYMENT OF DAMAGES BY THE COMPANY. The Company will indemnify and hold harmless Buyer and its Representatives, controlling persons, and affiliates (collectively, the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons the amount of, any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

                        10.2.1 any breach of any representation or warranty made by the Company in this Agreement or in any other Transaction Document (without giving effect to any materiality qualification), the Schedules, the supplements to the Schedules, or any other certificate or document delivered by the Company pursuant to this Agreement, provided, however, that the determination of any breach of any representation or warranty made by the Company with respect to information contained in the Business Plan shall only be assessed when considering the Business Plan in its entirety and to any changes or modifications thereto which were made with Buyer's approval, and that the Company shall not be liable under this clause 10.2.1 for an amount of Damages exceeding the aggregate proceeds actually provided by the Buyer to the Company pursuant to this Agreement and the Additional Purchase Obligation Agreement, as the case may be, at the time the Company becomes required to make payment pursuant hereto; or

                        10.2.2 any breach by the Company of any covenant or obligation of the Company in this Agreement; or

                        10.2.3 any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with the Company (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

                10.3 The remedies provided in Section 10.2 will be the exclusive source of remedies that may be available to Buyer or the other Indemnified Persons in relation to any financial or pecuniary damages which may be available, however Buyer shall be free to pursue all other equitable remedies available under applicable law, including without limitation, any injunctive relief.

                10.4    Notwithstanding anything to the contrary contained in
Section 10.2, the Buyer shall not be entitled to seek indemnification from the Company under this Agreement with respect to any damages arising out of or resulting from Section 10.2, until the aggregate amount of such damages exceeds two hundred and fifty thousand US dollars ($250,000), and where such damages exceed two hundred and fifty thousand US dollars ($250,000), the Buyer shall be entitled to indemnification in full (including the amount of the two hundred and fifty thousand US dollars ($250,000) referred to above).

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                10.5 INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER. Buyer will indemnify and hold harmless the Company, its Representatives, controlling persons and affiliates (the "Company Indemnified Persons") and will pay to the Company Indemnified Persons the amount of any Damages arising, directly or indirectly, from or in connection with (i) any breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement, (ii) any breach by Buyer of any covenant or obligation of Buyer in this Agreement, or (iii) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

                10.6    PROCEDURE FOR INDEMNIFICATION - THIRD PARTY CLAIMS.

                        10.6.1 Promptly after receipt by an indemnified party under Section 10.2 or 10.3 of notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                        10.6.2 If any Proceeding referred to in Section 10.6.1 is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this
Section 10 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

                        10.6.3 Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent.

                        10.6.4 The Company hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any Buyer Indemnified Person for purposes of any claim that a Buyer Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on the Company with respect to such a claim anywhere in the world.

                10.7 PROCEDURE FOR INDEMNIFICATION - OTHER CLAIMS. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought. Any claim for indemnification which may be brought under this Section 10 may be brought until 30 days after expiration of the relevant survival period.

        11.     COVENANTS OF THE COMPANY SUBSEQUENT TO THE CLOSING DATE.

                11.1 ADDITIONAL FINANCING. The Company shall comply with all terms, conditions, covenants and obligations of the Company under the agreements entered into in connection with the Additional Financings.

                11.2 ANCILLARY AGREEMENTS. The Company shall comply with all terms, conditions, covenants and obligation of the Company under the Ancillary Agreements. The Company shall not change or modify or agree to change or modify any of the terms and conditions of this Agreement, the Transaction Documents and the Toshiba Agreement without the prior written approval of Buyer (other than the Business Plan pursuant to Section 11.3).

                11.3 BUSINESS PLAN. The Company shall use the proceeds of this Agreement, the Additional Purchase Obligations and the Additional Financings solely in order to finance the construction, deployment and operation of Fab 2 in accordance with the Business Plan and the timetable included therein. The Company shall not change or modify or agree to change or modify the Business Plan and shall not deviate materially from the Business Plan (whether or not it is changed) without the prior written approval of Buyer (which shall not be unreasonably withheld) if any such change, modification or agreement would or reasonably be expected to (a) materially change the construction schedule of Fab 2 as set forth in the Business Plan, (b) significantly increase the cost of Fab 2 beyond that set forth in the Business Plan or (c) materially change the production capacity schedule of Fab 2 as set forth in the Business Plan. In addition, the Company shall not change or modify or agree to change or modify the Business Plan and shall not deviate materially from the Business Plan (whether or not it is changed) if any such change, modification or agreement

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

would or reasonably be expected to materially change the Additional Financing Plan as set forth in the Business Plan or result in a material failure to comply with the schedule for the financings described therein unless such change, modification or agreement has been approved by the Company's Board, provided, however that such approval shall not be deemed granted if two or more members of the Board shall have voted against such change, modification or agreement.

                11.4 PROJECT COMMITTEE. As of the Closing and thereafter the Company shall create a committee of its Board (the "Project Committee") to oversee and bear managerial responsibility for the Fab 2 Project. The Project Committee shall consist of four directors, including the Chief Executive Officer of the Company then serving on the Board, a representative of Buyer on the Board, so long as the Buyer is entitled to appoint a member of the Board, a representative of TIC, so long as TIC is entitled to appoint a member to the Board, and one statutory external director, so long as the Company is required to appoint such an external director either to such committee or to the Board pursuant to Applicable Law.

                11.5 PROJECT PROGRESS REPORTS; LIAISON OFFICER. The Company shall, on a monthly basis starting immediately subsequent to the date hereof, and in any other date requested by Buyer, provide to Buyer with a written report describing, in reasonable detail, the progress and status of the Fab 2 and the Additional Financings. The Buyer may appoint a liaison officer with respect to the Fab 2 project that will be an employee or consultant of the Buyer and will be permitted to obtain from the Company and its officers, directors consultants and contractors, ongoing information with respect to the progress of the project, will have free access to all relevant information and documents and will be permitted to participate in internal meetings and discussions of the Company with respect to the progress of the project. The Company will coordinate with the liaison officer any requests in accordance with the foregoing and shall fully cooperate with such officer.

                11.6 INFORMATION RIGHTS. As long as Buyer, together with its Affiliates, holds at least 3% of the outstanding share capital of the Company, the Company shall deliver to Buyer copies of each report filed or furnished by the Company to the SEC, within no later than five days after such report if filed or furnished to the SEC.

                11.7    PRE-EMPTIVE RIGHTS.

                        11.7.1 Until the later of such time as (a) the Series B-1 Additional Purchase Obligation shall have expired in accordance with its terms and (b) Buyer shall have exercised the Series B-1 Additional Purchase Obligation and thereafter shall no longer own ten percent of the issued and outstanding share capital of the Company, if the Company proposes to issue any of its equity securities or securities convertible into such equity securities (the "Offered Securities"), other than Excluded Securities, then the Buyer shall have the right, but not the obligation, to purchase a portion of such Offered Securities, on the same terms and conditions and for the same consideration as the Offered Securities which are sold, equal to the percentage of the Company's issued and outstanding share capital as is owned by the Buyer on the date on which Buyer responds to the notice to be provided under Section 11.7.2 (the "Pro Rata Share").

                        11.7.2 If the Company proposed to issue Offered Securities, it shall give the Buyer written notice of its intention (the "Pre-emptive Notice") and shall, in such notice, fully

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

describe the Offered Securities and any other relevant securities and the terms and conditions and total consideration upon and for which the Company proposes to issue them. Upon receipt of such notice, the Buyer shall have 15 business days to decide and notify the Company of its decision to purchase Offered Securities in an amount not exceeding Buyer's then current Pro Rata Share. If the Company fails to issue and sell the Offered Securities or any portion of them within 90 days from the date of the Pre-emptive Notice upon terms and conditions and for consideration that are no more favorable to the purchasers of the Offered Securities than specified in the Pre-emptive Notice, the Company shall not thereafter issue or sell such Offered Securities without again complying with the provisions of this Section 11.7.2.

        12.     GENERAL PROVISIONS.

                12.1 EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants, provided that upon the Closing the Company shall reimburse Buyer for its reasonable legal expenses in connection with the negotiation and execution of this Agreement in an amount of up to $30,000 plus VAT. The Company shall pay all stamp tax duties in connection with the issuance of the Shares and any shares upon exercise of the Additional Purchase Obligations and otherwise in connection with this Agreement.

                12.2 PUBLIC ANNOUNCEMENTS. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, by mutual agreement by the parties, except as required by applicable law or the regulations of the securities exchange upon which the securities of either party are traded or quoted. The Company and Buyer will consult with each other concerning the means by which the Company's employees, customers, and suppliers and others having dealings with the Company will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

                12.3 CONFIDENTIALITY. From the date hereof, Buyer and the Company will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and the Company to maintain in confidence, any written information stamped "confidential" when originally furnished by another party in connection with this Agreement or the Contemplated Transactions (including information furnished prior to the date hereof), unless
(a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by Legal Requirements.

                        If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

                12.4 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

                       Company:

                       Attention:      Co-Chief Executive Officer
                                       P.O. Box 619
                                       Migdal Haemek 23105 Israel

                       Facsimile No.:  972-6-654-7788


                       with a copy to: Yigal Arnon & Co.
                                       3 Daniel Frisch Street
                                       Tel Aviv, Israel

                       Attention:      David H. Schapiro, Adv.

                       Facsimile No.:  972-3-608-7714


                       Buyer:

                       Attention:      President and CEO
                                       SanDisk Corporation
                                       140 Caspian Court
                                       Sunnyvale, California 94089

                       Facsimile No.:  (408) 542-0600

                       with a copy to: SanDisk Corporation
                                       140 Caspian Court
                                       Sunnyvale, California 94089

                        Attention:     Vice President and General Counsel

                        Facsimile No.: (408) 548-0385

                12.5 JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties solely in the courts of the State of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                12.6 FURTHER ASSURANCES. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

                12.7 WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

                12.8 ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the term sheet between Buyer and the Company dated March 15, 2000 and all drafts hereof and thereof) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

                12.9    DISCLOSURE SCHEDULES.

                        12.9.1 The disclosures in the Schedules, and those in any supplement thereto, must relate only to the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement.

                        12.9.2 In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

                12.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, except that Buyer may assign any of its rights under this Agreement to any wholly owned Subsidiary of Buyer or to any Subsidiary which is wholly owned other than a nominal interest, so long as such ownership shall be maintained. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

                12.11 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                12.12 SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

                12.13 TIME OF ESSENCE. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                12.14 GOVERNING LAW. This Agreement will be governed by the laws of the State of California without regard to conflicts of law principles.

                12.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


SanDisk Corporation:                     Tower Semiconductor Ltd.:

By:_________________________________     By:____________________________________






________________________________________________________________________________

* An asterisk indicates confidential material has been omitted from this document filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.